                                 SCHEDULE 14A
                                (Rule 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
         PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.  )


    Filed by the registrant [X]

    Filed by a party other than the registrant [ ]

    Check the appropriate box:

    [ ] Preliminary proxy statement    [ ] Confidential, for Use of the
                                           Commission Only (as permitted by
                                           Rule 14a-6(e)(2))
    [X] Definitive proxy statement

    [ ] Definitive additional materials

    [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                        FIRST INDEPENDENCE CORPORATION
-------------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)


-------------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

    [X] No fee required.

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

    (5) Total fee paid:

--------------------------------------------------------------------------------

    [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:

--------------------------------------------------------------------------------

    (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

    (3) Filing party:

--------------------------------------------------------------------------------

    (4) Date filed:

--------------------------------------------------------------------------------

FIRST INDEPENDENCE
CORPORATION
44 MICHIGAN AVE., DETROIT, MICHIGAN 48226
TELEPHONE 313-256-8400




                                                    April 24, 1997

To Our Shareholders:


     You are cordially invited to attend the 1997 Annual Meeting of Shareholders of First Independence Corporation, which will be held at 6:00 p.m. on Thursday, June 5, 1997, at the Livernois Branch office at 12200 Livernois, Detroit, Michigan.

     This letter is accompanied by a notice of annual meeting and proxy statement and a proxy card. The Corporation's Annual Report on Form 10- KSB for the year ended December 31, 1996, as filed with the Securities and Exchange Commission, also is enclosed.


     At the meeting, shareholders will: 1) elect nine (9) directors to serve for one year and until their successors are duly elected and qualified and 2) transact such other business as may properly come before the meeting or any adjournment of it.


     The enclosed notice of annual meeting and proxy statement should be read carefully. They describe matters which are important for the Corporation and its subsidiary, the Bank. Please sign and date the enclosed proxy card and mail it promptly in the return envelope whether or not you plan to attend the meeting. If you are present at the meeting and wish to vote in person, you may withdraw your proxy and vote in person.

                                                    Very truly yours,



                                                    Don Davis
                                                    Chairman of the Board



IT IS IMPORTANT THAT YOUR SHARES BE VOTED AT THE MEETING. PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT TO THE CORPORATION.

                         FIRST INDEPENDENCE CORPORATION
                               44 MICHIGAN AVENUE
                            DETROIT, MICHIGAN 48226
                                 (313) 256-8400

                                 ______________


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             THURSDAY, JUNE 5, 1997

     The 1997 Annual Meeting of the shareholders of First Independence Corporation will be held at the Livernois Branch office of First Independence National Bank of Detroit, 12200 Livernois, Detroit, Michigan, on Thursday, June 5, 1997, at 6:00 p.m., for the following purposes:


     (1) To elect 9 directors to hold office until the next annual meeting and until their successors are elected and qualified; and


     (2) To transact such other business as may properly come before the meeting or any adjournment thereof.

     Information concerning these matters is set forth in the accompanying Proxy Statement. Only those common shareholders of record at the close of business on March 28, 1997, are entitled to notice of and to vote at the Annual Meeting.

     IN ORDER TO ASSURE THAT YOUR SHARES WILL BE REPRESENTED AND VOTED AT THE ANNUAL MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE RETURN ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.


                                                     Don Davis
                                                     Chairman of the Board


April 24, 1997

                         FIRST INDEPENDENCE CORPORATION
                               44 MICHIGAN AVENUE
                            DETROIT, MICHIGAN 48226
                                 (313) 256-8400

                                 ______________

                                PROXY STATEMENT
                              DATED APRIL 24, 1997
                         ANNUAL MEETING OF SHAREHOLDERS
                                   TO BE HELD
                                  JUNE 5, 1997



                              GENERAL INFORMATION


     This Proxy Statement and the accompanying form of proxy are furnished in connection with the solicitation of proxies by the Board of Directors of First Independence Corporation (the "Corporation") for use at the annual meeting of shareholders to be held at the Livernois Branch Office, 12200 Livernois, of First Independence National Bank of Detroit, Detroit, Michigan, at 6:00 p.m. on Thursday, June 5, 1997 (the "Annual Meeting").

     This Proxy Statement is being mailed on or about April 24, 1997 to all holders of record of Common Stock as of the close of business on March 28, 1997. The cost of this solicitation will be borne by the Corporation. In addition to solicitation by the use of mail, the directors, and officers of the Corporation, without additional compensation, may solicit proxies personally or by telephone or mail. A shareholder giving a proxy in connection with this solicitation has the power to revoke it at any time prior to its exercise at the Annual Meeting either by written notice received by the Corporation (Attn: Secretary) at the address shown above at least 24 hours before the Annual Meeting or by announcement of revocation at the Annual Meeting.

     The purposes of the Annual Meeting are to:


     1) Elect 9 directors to serve until the next annual meeting of shareholders and until their successors are elected and qualified; and

     2) Transact such other business as properly may come before the meeting or any adjournment thereof.

     As of March 28, 1997, there were 336,760 shares of the Corporation's common stock, par value $1.00 per share, outstanding, 4,000 shares of Class A Preferred Stock, par value $100.00 per share, 3,200 shares of Class B Preferred Stock, par value $100.00 per share, outstanding, 1,500 shares of Class C Preferred Stock, Series MI-1, no par value, outstanding, and 529.508 shares of Class C Preferred Stock, Series 1994-1, no par value, outstanding. Those common shareholders of record at the close of business on March 28, 1997, are entitled to vote at the meeting. As of that date, there were approximately 2,100 record holders of the Corporation's common stock. Each share of common stock is entitled to one vote on each matter presented.



                OWNERSHIP OF THE CORPORATION'S EQUITY SECURITIES

     The following table furnishes information with respect to the beneficial owners of more than five percent of any class of the Corporation's equity securities as of March 28, 1997.

                                                                       Amount and
                                                                       Nature of
                          Name and Address of                          Beneficial                   Percent of
Title of Class            Beneficial Owner                             Ownership*                      Class
--------------            ----------------                             ----------                      -----
Common                    Don Davis                                     197,119                        58.53
Stock                     5840 Second Avenue
                          Detroit, Michigan 48202

Common                    First Independence Corp.                       36,363                        10.80
Stock                     Employee Stock
                          Ownership Trust
                          44 Michigan Avenue
                          Detroit, Michigan

Class A                   Don Davis                                       3,000                        75.00
Preferred                 5840 Second Avenue
                          Detroit, Michigan  48202

Class A                   Tower Ventures, Inc.                            1,000                        25.00
Preferred                 12655 North Central Expressway
                          Dallas, TX  75243

Class B                   Dearborn Capital Corp.                          2,000                        62.50
Preferred                 P.O. Box 1729
                          Dearborn, Michigan

Class B                   Hudson-Webber Foundation                        1,200                        37.50
Preferred                 333 West Fort Street
                          Detroit, Michigan

Class C                   Michigan State Housing                          1,500                       100.00
Preferred                 Development Authority
(Series MI-1)             1200 6th Street
                          Detroit, Michigan 48226

Class C                   Blue Cross-Blue Shield of Michigan                137.150                    25.92
Preferred                 600 E. Lafayette
(Series 1994-1)           Detroit, Michigan  48226

Class C                   Dearborn Capital Corp.                             89.000                    16.81
Preferred                 P.O. Box 1729
(Series 1994-1)           Dearborn, Michigan

Class C                   Don Davis                                          88.500                    16.71
Preferred                 5840 Second Avenue
(Series 1994-1)           Detroit, Michigan 48202

Class C                   Tower Ventures                                     68.875                    13.01
Preferred                 12655 North Central Expressway
(Series 1994-1)           Dallas, TX  75243


                                                                         Amount and
                                                                         Nature of
                          Name and Address of                            Beneficial                Percent of
Title of Class            Beneficial Owner                               Ownership*                  Class
--------------            ----------------                               ----------                  -----
Class C                   G-Tech, Inc.                                     38.583                    7.29
Preferred                 55 Technology Way
(Series 1994-1)           West Greenwich, RI  02817

Class C                   Motor Enterprises                                39.375                    7.64
Preferred                 3044 W. Grand Blvd.
(Series 1994-1)           Detroit, Michigan  48202

Class C                   Hudson-Webber Foundation                         35.400                    6.69
Preferred                 333 West Fort Street
(Series 1994-1)           Detroit, Michigan

Class C                   AAA of Michigan                                  32.625                    6.16
Preferred                 1 Auto Club Drive
(Series 1994-1)           Dearborn, Michigan 48126
----------------------------------------------------------------------


      * Each owner possesses sole voting and investment power with respect to the shares shown except as follows. The number of shares of Common Stock shown for Mr. Davis includes 3,845 shares credited to his account under the First Independence Corporation Employee Stock Ownership Plan as of December 31, 1996, for which he only has sole voting power. The shares shown for the First Independence Employee Stock Ownership Trust are voted by the independent Trustee, except that participants in the First Independence Corporation Employee Stock Ownership Plan are entitled to direct the Trustee as to the manner of voting shares allocated to their accounts. As of March 28, 1997, all shares held by the Trust were allocated to participant's accounts. Shares of preferred stock are not entitled to vote in the election of directors, except that shares of Class A Preferred Stock may elect additional directors in the case of certain dividend arrearage which does not currently apply. Although there are dividend arrearages, the holders of such stock have waived their right to elect directors until after December 31, 1997.


                             ELECTION OF DIRECTORS


NOMINEES FOR BOARD OF DIRECTORS


         The Board has established the number of directors at nine, but the Board may change the number from time to time. The nine persons named below have been nominated by the Board of Directors for election as directors to serve until the next annual meeting and until their successors are elected and qualified. The Board of Directors of the Corporation is not aware of any other nominations for director to be made at the Annual Meeting. Mrs. Eloise C. Whitten, who has been a director since 1983, has decided to retire from the Board after 14 years of distinguished service on the Board and several committees. We are grateful for her years of dedication and contribution to the Bank and Corporation.



         It is the intention of the persons named in the enclosed proxy card to vote such proxies for the election of the nominees named in this Proxy Statement unless the proxies contain instructions to the contrary, in which case they will be voted pursuant to such instructions. The Directors of the Corporation intend to vote all shares beneficially owned by them for the nominees named herein. Given that such Directors as a group beneficially own approximately 62.88 percent of the outstanding shares of Common Stock entitled to vote, such a vote would elect the nominees notwithstanding the votes cast by other shareholders.


         All of the nominees for election to the Board of Directors are currently members of the Corporation's Board and of the Board of Directors of the Corporation's subsidiary bank, First Independence National Bank of Detroit (the "Bank") except Geneva J. Williams who is a new nominee. She is an influential community leader who will make a positive contribution to the Corporation and the Bank, especially in connection with the Bank's community development efforts. If any nominee for any reason is unable or for good cause refuses to serve or be elected, which is not anticipated, the persons named in the enclosed form of proxy intend to vote for such other nominees, if any, as may be recommended by the Board of Directors.


         The information below is presented as of March 28, 1997, and is based on information provided by the persons named.



         Name and Principal                        Bank                               Shares of Common
         Occupation or Employment                Director                           Stock of Corporation          Percent of
         for Last Five Years                     Since (a)        Age              Beneficially Owned (b)        Common Stock
         ------------------------                ---------        ---              ----------------------        ------------
Barry Clay ...............................         1996           35                      334                        *
  Team Leader, Capacity Strategy and
  Production Planning Department (1994-
  Present), Staff, Treasurer's Office
  (1989 - 1994), Chrysler Corporation,
  motor vehicle manufacturer.

Don Davis ................................         1980           58                    197,119(b)                    58.53
  Chairman of the Board of the
  Corporation and of the Bank;
  President, United Sound Systems,
  Inc. and President, Conquistador/
  Groovesville Music, Inc.,
  record producers and recording
  studios; President, Liberty Risk
  Management, Inc., insurance
  agency; President Mahogany Investment
  Advisors, investment advisory firm.

Georgis I. Garmo .........................         1996           58                      334                        *
  President, Garmo & Co., P.C.,
  Certified Public Accountants (1975 -
  Present).

Dr. Charles E. Morton.....................         1969           71                      3,700(b)(c)                *
  Emeritus Pastor, Metropolitan Baptist
  Church; Adjunct Professor of
  Philosophy, Oakland University.

Jamal Shallal ............................         1996           57                        334                      *
  Executive Vice President, Lincorp
  Research, Inc., a management consulting
  and investment management firm (1985 -
  Present).

Dennis H. Silber..........................         1980           57                      5,124(b)(c)                *
  Vice President and Chief Executive
  Officer, Fred Silber Co., distributor
  of merchandise for outdoor amusement
  and promotional industries.



Gerald Van Wyke...........................           1989           53                     3,334(c)                   *
  Attorney, Feikens, Vander Male, Stevens,
  Bellamy & Gilchrist, P.C. (1994-present);
  President, Covington Group, Inc.,
  business consulting and merchant
  banking company (1988-1994);

Geneva J. Williams .......................            --            48                        --                     --
  Executive Vice President and Chief
  Operating Officer, United Way
  Community Services, Detroit, Michigan
  (1995-present); President and Chief
  Executive Officer, United Community
  Services of Metropolitan Detroit
  (1991-1995)

Alan C. Young ............................           1996           42                       334                      *
  Managing Director, Alan C. Young &
  Associates, P.C. (1983 - Present).

All directors and officers
  as a group (10 persons including                                                        212,320                    63.05
  those named above)






(a) The Corporation was formed in 1986 and the incumbent directors have been directors of the Corporation since its formation except those persons for which a year after 1986 is shown.

(b) Each director possesses sole voting and investment power with respect to the shares shown unless indicated otherwise below. The numbers of shares shown for Mr. Don Davis include 3,845 shares allocated to his account under the First Independence Corporation Employee Stock Ownership Plan for which he has only sole voting power. The number of shares shown for Dr. Morton includes 300 shares held jointly with his wife in which they share voting and investment power. The number of shares shown for Mr. Silber include 1,790 shares owned jointly with his wife in which they share voting and investment power.

(c) Includes option to purchase up to 3,000 shares of Common Stock at $5 per share for a five-year period ending May 23, 2000.

*Less than one percent.

EXECUTIVE OFFICERS

         In addition to Mr. Don Davis listed in the table above, executive officers of the Corporation, as of December 31, 1996, included Rose Ann Lacy, Senior Vice President and Chief Financial Officer of the Corporation since 1989 and of the Bank since 1986, John Boudreau, Senior Vice President - Administration of the Bank since 1994, and Brian Kimball, Senior Vice President
- Senior Loan Officer of the Bank since 1995. Prior to joining the Bank, Mr. Boudreau was Finance Manager at Recall Management Corporation, Boston, MA (1991-1994); Chief Financial Officer and Treasurer (1991) and Controller (1989-1991) of Coolidge Bank & Trust, Boston, MA. Prior to joining the Bank, Mr. Kimball was Senior Vice President and Senior Loan Officer at First National Bank in Macomb County from 1987-1995.


EXECUTIVE COMPENSATION

         The following table presents the cash compensation paid to the Corporation's Chairman of the Board and President during 1996. The Corporation and Bank had no other executive officer who received total annual salary and bonus exceeding $100,000 in 1994 - 1996.



                      Principal
Name                  Position                  Year        Salary       Bonus
----                  --------                  ----        ------       -----
Don Davis             Chairman of the           1996        $131,462       -
                      Board of Directors        1995        $106,848       -
                      of the Corporation
                      and the Bank; Interim
                      President and Chief
                      Executive Officer
                      since 1996

Richard W. Shealey*   President and             1995         129,909       -
                      Chief Executive           1994         119,000       -
                      Officer and
                      Director of the
                      Corporation and
                      the Bank



__________________________________________________
* Richard W. Shealey's employment by the Bank terminated February 23, 1996.

       The Corporation and the Bank do not presently have any long-term incentive compensation plans, except the Corporation's Employee Stock Ownership Plan and the 1995 Employee Stock Option Plan which are described below. The Corporation and the Bank did not grant any stock options in 1996 and no officer or director exercised any options previously granted to him or her.

       The Corporation's Employee Stock Ownership Plan is qualified under
Section 401(a) of the Internal Revenue Code of 1986. All employees of the Corporation and the Bank who have at least one year of service and who are at least age twenty-one are eligible to participate. All shares of stock in the plan are allocated to the accounts of the participants. Unvested shares forfeited by terminated employees are reallocated among all Plan participants as of the last day of the year of forfeiture in the proportion which each participant's annual compensation bears to the total annual compensation of all Plan participants. As of December 31, 1996, there were 3,845 shares allocated under the Plan to Don Davis' account. No contributions were made to the plan during 1996.

       The Employee Stock Option Plan was adopted in 1995. It authorizes the issuance of up to 67,352 shares of Common Stock to key salaried employees and directors of the Corporation as an incentive to such key employees. Options granted under the Plan may be incentive stock options within the meaning of
Section 422 of the Internal Revenue Code of 1986 or they may be non-qualified options which do not meet the requirements of that section. The Plan is administered by a stock option committee. At March 28, 1997, there were 55,352 shares available for option under the Plan and options were outstanding and unexercised for 12,000 shares.

       Directors who were not officers were paid the following fees for Bank Board of Directors and Committee meetings: a monthly stipend of $200; a meeting fee of $240 for each Board meeting; and $100 for each Committee meeting. No fees are paid for attendance at the Corporation's Board or Committee meetings.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

       The members of the Corporation's Board of Directors also serve as the members of the Board of Directors for the Bank. The Committees described below also function in a similar dual capacity.

       The Audit Committee during 1996 was composed of Dr. Charles E. Morton and Gerald Van Wyke and, after the 1996 annual meeting, Messrs. Young and Garmo also were members. The Audit Committee selects the Corporation's independent auditors, reviews the results of prior audits and considers issues concerning the current audit. The Committee also considers procedures for internal control and audits. During 1996, the Committee held 11 meetings.

       The Executive Committee was composed of Don Davis, Dr. Charles Morton, Gerald Van Wyke, Jamal Shallal, and Eloise Whitten. The Executive Committee at times functions as a loan committee, reviewing loan applications and delinquencies and approving loan applications. The Committee also functions in lieu of the Corporation's and the Bank's Board between Board meetings. The Executive Committee met 11 times in 1996.

       The Personnel/Internal Affairs Committee functions as a compensation and nominating committee and was composed of Dennis H. Silber, Barry Clay, and Eloise C. Whitten. This Committee sets benefit policy and salary goals, monitors salary expenses, recommends officer promotions and monitors the conflict of interest policy. The Personnel/Internal Affairs Committee met one time in 1996. The Committee does not consider nominees for director recommended by security holders of the Corporation.

       The Compliance Committee monitors management's efforts pursuant to the Formal Agreement entered into in April, 1991 between the Bank and the office of the Comptroller of the Currency with respect to various supervisory matters. The directors who were members of this Committee during 1996 are Don Davis, Dr. Charles Morton, Gerald Van Wyke, and Jamal Shallal. The Compliance Committee met 3 times in 1996.

       In 1996, the Board of Directors of the Corporation met 10 times and the Board of the Bank met 10 times. Each incumbent member of the Board, except Directors Silber, Whitten, Young, Garmo and Shallal attended at least 75 percent of the total number of meetings held by the Boards and Committees of which he or she was a member during 1996.

INTEREST IN CERTAIN TRANSACTIONS


       In the ordinary course of its business, the Bank had during 1996, and expects to have in the future, transactions with some of its directors and officers, and their families and the companies with which they are associated. Except for a loan to Director Silber described in the next sentence, all such transactions, which included commitments for loans and loans made by the Bank, were based on terms, including rates, collateral and repayment terms, substantially the same as those prevailing at the time for comparable transactions with other persons, and in the opinion of the Board of Directors and the management of the Bank such transactions did not and do not involve more than the normal risk of collectibility or present other unfavorable features. Dennis Silber and Fred Silber, his father, are borrowers on a 9.5% commercial real estate mortgage loan which matured in December, 1995 and has not been renewed. The highest principal balance due on the loan since January 1, 1996 was $311,446.56, and at April 18, 1997 the principal balance plus accrued interest was $303,058.85. The loan was placed on non-accrual status on April 1, 1997, but is expected to be brought current and rewritten by April 30, 1997.



       The Corporation and Bank during 1996, and expect during 1997, to retain the law firm of Feikens, Stevens, Kennedy, Hurley & Galbraith, P.C., with whom Mr. Van Wyke is an attorney, for legal services.


                              INDEPENDENT AUDITORS

       The Board of Directors has selected Crowe, Chizek & Company, L.L.P., as its independent auditors for 1997 as it did for 1996. A representative of that firm is expected to be present at the meeting, will have the opportunity to make a statement if he desires to do so, and will be available to respond to appropriate questions.

       During September and October, 1996, the Corporation's Audit Committee recommended solicitation of proposals from several independent accountants for the 1996 audit in an effort to reduce costs. The Audit Committee recommended that Crowe, Chizek and Company, LLP, serve as the Corporation's independent accountants for 1996 after reviewing competitive proposals from certain firms. The selection of Crowe, Chizek and Company, LLP, was approved by the Board of Directors on October 21, 1996.

       The Corporation has never previously consulted Crowe, Chizek and Company with respect to the application of any accounting principle to any specific transaction, nor with respect to any other matter.

       Coopers and Lybrand, LLP was the Corporation's independent accountant from 1986 through 1995. There have not been, during the most recent two fiscal years nor during any subsequent interim period through October 21, 1996, when Crowe, Chizek and Company was selected by the Board of Directors, nor during any prior period, any disagreement between Coopers and Lybrand and the Corporation or other matters or events required to be reported pursuant to Item 304(a)(1)(iv) and (v) of Regulation S-K between such parties on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. Furthermore, the reports by Coopers and Lybrand on the Corporation's financial statements for each of the last two fiscal years did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified nor modified as to uncertainty, audit scope, or accounting principles. The report for fiscal year 1995 contained a paragraph which emphasized certain disclosures in the footnotes to the financial statements. A copy of that report is set forth at page 41 of the 10-KSB filed June 28, 1996 for fiscal year 1995. There were no disagreements between the Corporation and Coopers and Lybrand regarding that paragraph. Coopers and Lybrand did not resign or decline to stand for re-election. It was not selected as independent accountant for 1996 based on the Audit Committee's evaluation of the competing proposals. In a letter dated November 5, 1996, attached as Exhibit 16 to the Corporation's Form 8-K/A filed November 5, 1996, Coopers and Lybrand agreed with the statements concerning their firm as set forth above.

                          PROPOSALS BY SHAREHOLDERS

       Proposals by shareholders of the Corporation intended to be presented at the next annual shareholders' meeting to be held in 1998 must be received by the Corporation no later than January 31, 1998. Proposals must comply with applicable laws and regulations and shall be delivered to 44 Michigan Avenue, Detroit, Michigan 48226, Attention: Secretary. Any proposal which is mailed to the Corporation should be mailed by certified or registered mail return receipt requested.

                                 OTHER MATTERS

       The Corporation's management knows of no other matters to be presented for action at the meeting. It is the intention of the persons named in the accompanying form of proxy to vote the shares represented thereby in accordance with the directions of management on any matters properly brought before the meeting which are not set forth in the Notice of the Meeting and in this Proxy Statement.

       Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's directors and certain officers, and persons who own more than ten percent of the Corporation's Common Stock to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of the Corporation's equity securities. These officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Corporation with copies of these reports. Directors Morton, Silber and Van Wyke filed such reports late with respect to the stock options awarded to them on September 25, 1995. To the Corporation's knowledge, based solely on review of the copies of such reports furnished to the Corporation and written representations that no other reports were required, all other Section 16(a) filing requirements applicable to its officers, directors, and greater than ten-percent beneficial owners were complied with.


              SHAREHOLDERS ARE URGED TO DATE AND SIGN THE ENCLOSED
                  PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED
                             POSTAGE PAID ENVELOPE.

                         FIRST INDEPENDENCE CORPORATION
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
          FOR THE ANNUAL SHAREHOLDERS' MEETING, THURSDAY, JUNE 5, 1997

       I, the undersigned shareholder of the First Independence Corporation, hereby appoint Don Davis, Alan C. Young, and Dr. Charles E. Morton, and each of them, my proxies, with power of substitution to vote all of the Common Stock of said Corporation standing in my name on its books on March 28, 1997, at the annual meeting of the shareholders to be held on Thursday, June 5, 1997 at 6:00 p.m. or at any and all adjournments thereof, on the proposals contained in the Notice of said meeting, and on any other business properly coming before the meeting. The proxyholders shall have all the powers I would possess if present personally. I revoke all proxies previously given by me for any meeting of shareholders of the Corporation.

       If no direction is made with respect to a proposal, this proxy will be voted FOR such proposal. In their discretion, the proxies are authorized to vote on such other matters as may properly come before the meeting, including the election of any person as Director where a nominee named in the Proxy Statement dated April 24, 1997 is unable to serve or will not serve.

PLEASE VOTE, DATE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED
ENVELOPE.

Note: Please sign exactly as name(s) appear(s) on stock records. When signing as attorney, administrator, trustee, guardian or corporate officer, please so indicate.

HAS YOUR ADDRESS CHANGED?                       DO YOU HAVE ANY COMMENTS?

____________________________                    ___________________________

____________________________                    ___________________________

____________________________                    ___________________________

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
[ ]    PLEASE MARK VOTES AS IN THIS EXAMPLE


1.  ELECTION OF DIRECTORS                          [ ] FOR       [ ] WITHHOLD AUTHORITY        [ ] FOR ALL EXCEPT

   BARRY CLAY, DON DAVIS, GEORGIS I. GARMO, DR. CHARLES E. MORTON, JAMAL SHALLAL,
    DENNIS H. SILBER, GERALD VAN WYKE, GENEVA J. WILLIAMS, ALAN C. YOUNG.

    To withhold authority to vote for any individual nominee, mark the "For All Except" box and strike a line through the nominee's name in the list above.

    RECORD DATE SHARES:                            I (we) acknowledge receipt of the Notice of Annual Meeting and Proxy Statement dated April 24, 1997 and ratify all that the proxies or either of them or their substitutes may lawfully do by virtue hereof and revoke all former proxies.

                                                   UNLESS OTHERWISE SPECIFIED, THE PROXIES ARE APPOINTED TO VOTE FOR THE ELECTION
                                                   OF ALL DIRECTORS AND TO VOTE FOR AUTHORIZATION OF THE CLASS C PREFERRED STOCK
                                                   AND FOR THE INCREASE IN AUTHORIZED COMMON STOCK AND ISSUANCE THEREOF WITH OR
                                                   WITHOUT VOTING RIGHTS.

Please be sure to sign and date this Proxy.      Date


_________________________________________________________________
Shareholder sign here             Co-owner sign here


















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